U.S SECURITIES AND EXCHANGE COMMISSION
			     WASHINGTON, D.C. 20549

				   FORM 8-K



			       CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) December 18, 1998
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		     COMPUTER OUTSOURCING SERVICES, INC.
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	   (Exact name of registrant as specified in its charter)


		      Commission file number: 0-20824
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		    New York                       13-3252333
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	 (State or other juristiction of          IRS Employer
	  incorporation or organization)       Identification No.)

	    360 West 31st Street  New York, New York       10001
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	    (Address of principal executive offices)  (Zip Code)

			      (212) 564-3730
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			(Issuer's telephone number)






















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COMPUTER OUTSOURCING SERVICES, INC.


Item 2. Acquisition or Disposition of Assets

On December 18, 1998, Computer Outsourcing Services, Inc. (the "Company") purchased certain assets and the business of Enterprise Technology Group, Incorporated ("ETG") for $4,000,000 in cash and 300,000 shares of COSI common stock. Certain additional consideration in the form of cash and common stock may be payable, at various times, based upon the future performance of the acquired business over the period ending December 31, 2001. The acquisition was made by COSI Acquisition Corp., a wholly-owned subsidiary of the Company. On December 28, 1998, COSI Acquisition Corp. changed its name to ETG. Inc.

The Company utilized cash on hand for the payment of $4,000,000 at closing.
The assets acquired consist predominantly of intangibles associated with the business of providing information technology infrastructure management solutions to large companies.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired to be filed by amendment within 60 days:

	1. Audited Financial Statements of ETG for the fiscal years ended December 31,1996 and 1997.

	2. Unaudited Interim Financial Statements for ETG for the nine months ended September 30, 1998.

(b)     Pro Forma Information to be filed by amendment within 60 days:

	1. Unaudited Pro Forma Consolidated Condensed Statement of Income for the for the year ended October 31, 1998.

	2. Unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 1998.





















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(c)     Exhibits:

	10.1 Asset Purchase Agreement dated as of December 16, 1998 between Computer Outsourcing Services, Inc.; COSI Acquisition Corp.; Enterprise Technology Group, Incorporated; and Certain Stockholders of Enterprise Technology Group, Incorporated.

	10.2 Employment Agreement dated as of December 18, 1998 between COSI Acquisition Corp and Warren E. Ousley.

	10.3 Registration Rights Agreement, dated as of December 18, 1998, by and among Computer Outsourcing Services, Inc.; Enterprise Technology Group, Incorporated; and each of the Stockholders of Enterprise Technology Group, Incorporated.

	10.4 Non-Competition and Non-Solicitation Agreement dated as of December 18, 1998 by and between COSI Acquisition Corp. and Warren E. Ousley.

	10.5 Non-Competition and Non-Solicitation Agreement dated as of December 18, 1998 by and between COSI Acquisition Corp. and M. Peter Miller, not filed as it is substantially similar to Exhibit 10.4 except as to one of the parties.

	10.6 Non-Competition and Non-Solicitation Agreement dated as of December 18, 1998 by and between COSI Acquisition Corp. and Enterprise Technology Group, Incorporated, not filed as it is substantially similar to Exhibit
	10.4 except as to one of the parties.































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COMPUTER OUTSOURCING SERVICES, INC.

SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



					    COMPUTER OUTSOURCING SERVICES, INC.


January 4, 1999                             /s/ Zach Lonstein
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					    Principal Executive Officer